CENTENNIAL TAX EXEMPT TRUST
                  Supplement dated May 20, 1998 to the
                    Prospectus dated October 1, 1997


This Supplement to the Prospectus replaces the Supplement dated December 1, 1997 and changes the Prospectus as follows:


1. The first two paragraphs in the section entitled "Fees and Expenses" on pages A-1 to A-2 are deleted and replaced with the following paragraphs:

      o Fees and Expenses. The management fee is payable monthly to the Manager under the terms of each Trust's Agreement and is computed on the average annual net assets of the respective Trust as of the close of business each day. The annual rates applicable to Money Market Trust are as follows: 0.500% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.450% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.400% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.350% of the next $500 million of net assets; and 0.325% of net assets in excess of $2 billion. Furthermore, the Manager guarantees that the total expenses of Money Market Trust in any fiscal year, exclusive of taxes, interest and brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Manager undertakes to pay or refund to Money Market Trust any amount by which such expenses shall exceed, the lesser of (i) 1.5% of the average annual net assets of Money Market Trust up to $30 million and 1% of its average annual net assets in excess of $30 million; or (ii) 25% of total annual investment income of Money Market Trust.

      The annual rates applicable to Government Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion.

      The annual rates applicable to Tax Exempt Trust are as follows:
                                                (continued)


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0.50% of the first $250  million of net assets;  0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.40% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.35% of the next $500 million of net assets and 0.325% of net assets in excess of $2 billion. Furthermore, under Tax Exempt Trust's Agreement, when the value of Tax Exempt Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. See the Statement of Additional Information for an explanation of the Manager's reimbursement arrangement for the Trusts set forth in their Agreements. "Investment Management Services" in the Statement of Additional Information contains more complete information about the Agreements, including a discussion of expense arrangements, and a description of the exculpation provisions and portfolio transactions.

2. Effective June 1, 1998, the second sentence of the fourth paragraph entitled "Exchange Privilege" in the section entitled "Exchanges of Shares" on page A-10 is modified to read as follows:

      The redemption proceeds of shares of the Trust, acquired by exchange of Class A shares of an Eligible Fund purchased subject to a Class A Contingent Deferred Sales Charge ("CDSC") and redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares, will be subject to the Class A CDSC as described in the prospectus of that other Eligible Fund. (A different holding period may apply to shares purchased prior to June 1, 1998).



May 20, 1998                                                  PS0160.003




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